UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2013

GLOBECOMM SYSTEMS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22839	11-3225567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Oser Avenue

Hauppauge, New York 11788

(Address of principal executive offices)

Registrant’s telephone number, including area code: (631) 231-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On August 25, 2013, Globecomm Systems Inc., a Delaware corporation (“Globecomm”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Wasserstein Cosmos Co-Invest, L.P., a Delaware limited partnership (“Parent”), and Cosmos Acquisition Corp., an indirect wholly owned subsidiary of Parent (“Merger Subsidiary”). Parent and Merger Subsidiary are affiliates of Wasserstein & Co., LP. Pursuant to the terms of the Merger Agreement, and subject to the conditions thereof, Merger Subsidiary will merge with and into Globecomm, and Globecomm will become an indirect wholly owned subsidiary of Parent (the “Merger”). The Merger Agreement was unanimously approved by Globecomm’s board of directors.

At the effective time and as a result of the Merger, each outstanding share of Globecomm common stock, other than shares owned by Globecomm, Parent or Merger Subsidiary and shares with respect to which appraisal rights are properly exercised and not withdrawn, will be converted into the right to received $14.15, in cash, without interest.

Each outstanding option to purchase shares of Globecomm common stock, which we refer to as “Globecomm stock options,” under any employee stock option or compensation plan or arrangement of Globecomm that is outstanding immediately prior to the effective time of the Merger, whether or not then exercisable or vested, will be cancelled immediately prior to the effective time of the Merger, and holders will be entitled to receive an amount in cash equal to the product of (i) the excess, if any, of (1) the merger consideration over (2) the exercise price per share of Globecomm common stock subject to such Globecomm stock option, with the aggregate amount of such payment rounded down to the nearest cent, and (ii) the total number of shares of Globecomm common stock subject to such Globecomm stock option as in effect immediately prior to the effective time of the Merger, subject to any applicable withholding taxes.

Each restricted share representing a share of Globecomm common stock, which we refer to as a “Globecomm restricted share,” will, to the extent not already fully vested, vest, and each holder of such Globecomm restricted share will be entitled to receive an amount in cash equal to the merger consideration in cancellation of each Globecomm restricted share, without interest and less any applicable withholding taxes.

Consummation of the Merger is subject to certain conditions, including (i) the adoption of the Merger Agreement by Globecomm’s stockholders, (ii) the absence of any law or order prohibiting the closing, (iii) the expiration or termination of any applicable waiting period under the HSR Act and any International Traffic in Arms Regulations requirements and any National Industrial Security Program Operating Manual requirements having been met, (iv) to the extent necessary, receipt of approval from the Committee on Foreign Investment in the United States (or notification from CFIUS that it has determined that it does not have jurisdiction over the transactions contemplated by the Merger Agreement or has determined not to conduct a full investigation), (v) the receipt of certain FCC consents and the completion of certain actions relating to certain of the FCC licenses, (vi) the satisfaction of a financial test by Globecomm, (vii) the absence of any Material Adverse Effect (as defined in the Merger Agreement) with respect to Globecomm (viii) the absence of certain events relating to Globecomm’s financial statements, (ix) the absence of any debarment of Globecomm from contracting with the federal government of the United States, and (x) other customary closing conditions.

Parent and Merger Subsidiary have secured committed financing, consisting of a combination of equity to be provided by Wasserstein & Co., LP affiliates and other co-investors and debt financing from Highbridge Principal Strategies, LLC, on behalf of its affiliates, the aggregate proceeds of which will, together with cash and cash equivalents of Globecomm, be sufficient for Parent and Merger Subsidiary to pay the aggregate merger consideration and all related fees and expenses. Parent and Merger Subsidiary have committed to use their reasonable best efforts to obtain the debt financing on the terms and conditions described in the debt commitment letter (the “Debt Commitment Letter”) entered into on August 25, 2013 with its debt financing sources and to seek alternative debt financing if necessary. Pursuant to the terms and conditions described in the Debt Commitment letter, Highbridge Principal Strategies, LLC, on behalf of its affiliates, has committed to provide a $205,000,000 senior secured first lien term loan and a $30,000,000 senior secured revolving credit facility. Wasserstein Partners III, LP, has entered into an equity commitment letter with Parent and Merger Subsidiary, which is filed as Exhibit 99.1 hereto, in respect of the equity financing.

Globecomm, Parent and Merger Subsidiary have made customary representations, warranties and covenants in the Merger Agreement, including covenants to use reasonable best efforts to cause the Merger to be consummated. In addition, Globecomm has agreed (i) to cause a stockholder meeting to be held to consider approval of the transactions contemplated by the Merger Agreement, (ii) subject to certain exceptions, for Globecomm’s board of directors to recommend adoption of the Merger Agreement by Globecomm’s stockholders, (iii) not to solicit proposals relating to alternative business combination transactions, and (iv) subject to certain exceptions, not to enter into discussions concerning or provide confidential information in connection with alternative business combination transactions.

Prior to the adoption of the Merger Agreement by Globecomm’s stockholders, Globecomm’s board of directors may, in certain circumstances, change its recommendation with respect to the Merger in response to a Superior Proposal or an Intervening Event (in each case, as defined in the Merger Agreement) upon compliance with certain notice and other specified conditions set forth in the Merger Agreement.

The Merger Agreement contains certain customary termination rights for Globecomm and Parent. If the Merger Agreement is terminated, upon specified circumstances, Globecomm would be required to pay Parent a termination fee. If payment of a termination fee is due to Parent, the amount of the termination fee will be $10,200,000, except that such termination fee will be reduced to $3,400,000 if the Merger Agreement is terminated by either party due to Globecomm’s stockholders failing to adopt the Merger Agreement in certain circumstances (such amount reflecting a reasonable estimate of Parent’s and Merger Subsidiary’s out-of-pocket fees and expenses (including fees and expenses of third party advisors), overhead costs and charges and lost opportunity costs). The Merger Agreement also provides that Parent will be required to pay Globecomm a reverse termination fee of $15,600,000 under certain circumstances specified in the Merger Agreement. Wasserstein Partners III, LP has provided

Globecomm with a limited guaranty in favor of Globecomm, which is filed as Exhibit 99.2 hereto, guaranteeing the payment of any reverse termination fee that may become payable by Parent and certain other monetary obligations. Upon a termination of the Merger Agreement in certain other circumstances specified in the Merger Agreement, Parent will be obligated to refund to Globecomm $2,000,000 of expenses reimbursed to Parent in connection with the execution of the Merger Agreement. In addition to the foregoing termination rights, either party may terminate the Merger Agreement if the Merger is not consummated before February 25, 2014. The Merger Agreement also provides that either party may specifically enforce the other party’s obligations under the Merger Agreement.

The representations, warranties and covenants of Globecomm contained in the Merger Agreement have been made solely for the benefit of Parent and Merger Subsidiary. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement, (ii) have been qualified by matters specifically disclosed in any reports filed by Globecomm with the SEC prior to the date of the Merger Agreement and confidential disclosures made to Parent and Merger Subsidiary in connection with the Merger Agreement, (iii) are subject to materiality qualifications contained in the Merger Agreement that may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (v) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Merger Agreement is included with this filing only to provide investors with additional information about the terms and conditions of the Merger Agreement and not to provide any other factual information regarding Globecomm or its business. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Globecomm or any of its subsidiaries. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Globecomm’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Globecomm that is or will be contained in, or incorporated by reference into, the Form 10-K, Forms 10-Q and other documents that Globecomm files or has filed with the SEC.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto.

Item 5.01	Changes of Control of Registrant

If the Merger is consummated, there will be a change in control of Globecomm. See the disclosure regarding the Merger and the Merger Agreement under Item 1.01 above for additional information.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

Globecomm plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with the transaction. The Proxy Statement will contain important information about Parent, Globecomm, the Merger and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available. Investors and security holders may obtain a free copy of the proxy statement and any other relevant documents (when available) at the SEC’s web site at http://www.sec.gov.

In addition, the definitive proxy statement and these other documents also will be available on Globecomm’s website (http://www.globecomm.com) and may be obtained free from Globecomm by directing a request to Globecomm Systems Inc., Attn: Corporate Secretary, Globecomm Systems Inc., 45 Oser Avenue, Hauppauge, New York 11788.

Globecomm, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from Globecomm’s stockholders with respect to the transactions contemplated by the Merger Agreement. Information about the directors and executive officers of Globecomm and their respective interests in Globecomm by security holdings or otherwise is set forth in its proxy statement relating to the 2012 annual meeting of stockholders, which was filed with the SEC on October 5, 2012. Investors may obtain additional information regarding the interest of the participants by reading the proxy statement regarding the proposed transaction when it becomes available.

Cautionary Note Concerning Forward-Looking Statements

This Current Report on Form 8-K, and the documents to which Globecomm refers you in this Current Report on Form 8-K, contain not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Globecomm’s expectations or beliefs concerning future events, including the timing of the Merger and other information relating to the Merger. Forward-looking statements include information concerning possible or assumed future events, the expected completion and timing of the Merger and other information relating to the Merger. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read statements that contain these words carefully. They discuss Globecomm’s future expectations or state other forward-looking information and may involve known and unknown risks over which Globecomm has no control. Those risks include, (i) the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect Globecomm’s business and the price of the common stock of Globecomm, (ii) the failure to satisfy of the conditions to the consummation of the Merger, including the adoption of the Merger Agreement by the stockholders of Globecomm and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including a termination under circumstances that could require us to pay a termination fee, (iv) the effect of the announcement or pendency of the Merger on Globecomm’s business relationships, operating results and business generally, (v) the potential adverse effect on Globecomm’s business, properties and operations because of certain covenants Globecomm agreed to in the Merger Agreement, (vi) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger, (vii) risks related to diverting management’s attention from Globecomm’s ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against us related to the Merger Agreement or the Merger and (ix) the amount of the costs, fees, expenses and charges related to the Merger Agreement and Merger.

Forward-looking statements speak only as of the date of this Current Report on Form 8-K or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Globecomm does not undertake to update these forward-looking statements to reflect future events or circumstances.

Item 9.01.	Financial Statements and Exhibits

(d)	See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBECOMM SYSTEMS INC.

By:	/s/ Andrew C. Melfi
Name:	Andrew C. Melfi
Title:	Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Date: August 28, 2013

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	Agreement and Plan of Merger, dated as of August 25, 2013, among Globecomm Systems Inc., Wasserstein Cosmos Co-Invest, L.P. and Cosmos Acquisition Corp.

Exhibit 99.1	Equity Commitment Letter, dated as of August 25, 2013, between Wasserstein Partners III, LP and Wasserstein Cosmos Co-Invest, L.P.

Exhibit 99.2	Guaranty, dated as of August 25, 2013, by Wasserstein Partners III, LP, in favor of Globecomm Systems Inc.